Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Averox Inc. (the "Company") on Form 10-KSB for the year ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:  October 13, 2008                                 /s/ Salman Mahmood
                                                         -----------------------
                                                         Salman Mahmood
                                                         Chief Executive Officer


Dated:  October 13, 2008                                 /s/ Yasser Ahmad
                                                         -----------------------
                                                         Yasser Ahmad
                                                         Chief Financial Officer